                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 27, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
     October 31, 2004, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2004-5)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-115371-02               52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the December 27, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POPULAR ABS, INC.



                                          By: /s/ James H. Jenkins
                                              --------------------------------
                                              James H. Jenkins,
                                              Executive Vice President and CFO



Dated: January 5, 2005

                                                                     Page 1 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                         STATEMENT TO CERTIFICATEHOLDERS

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL            BEGINNING                                                                               ENDING
              FACE               PRINCIPAL                                                   REALIZED    DEFERRED       PRINCIPAL
 CLASS        VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL      LOSSES     INTEREST        BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
 AF1       146,850,000.00     146,850,000.00    4,192,224.09     316,339.38    4,508,563.47    0.00       0.00      142,657,775.91
 AF2        32,230,000.00      32,230,000.00            0.00     100,315.88      100,315.88    0.00       0.00       32,230,000.00
 AF3        47,700,000.00      47,700,000.00            0.00     159,000.00      159,000.00    0.00       0.00       47,700,000.00
 AF4        43,020,000.00      43,020,000.00            0.00     166,881.75      166,881.75    0.00       0.00       43,020,000.00
 AF5        22,758,000.00      22,758,000.00            0.00     103,966.13      103,966.13    0.00       0.00       22,758,000.00
 AF6        23,800,000.00      23,800,000.00            0.00      94,148.83       94,148.83    0.00       0.00       23,800,000.00
 AV1A      108,716,000.00     108,716,000.00    1,085,652.96     248,144.27    1,333,797.23    0.00       0.00      107,630,347.04
 AV1B       27,180,000.00      27,180,000.00      271,423.23      63,284.10      334,707.33    0.00       0.00       26,908,576.77
 AV2        47,150,000.00      47,150,000.00      634,397.86     108,052.08      742,449.94    0.00       0.00       46,515,602.14
  M1        39,110,000.00      39,110,000.00            0.00     171,269.21      171,269.21    0.00       0.00       39,110,000.00
  M2        31,890,000.00      31,890,000.00            0.00     151,477.50      151,477.50    0.00       0.00       31,890,000.00
  M3         8,120,000.00       8,120,000.00            0.00      38,570.00       38,570.00    0.00       0.00        8,120,000.00
  M4         8,120,000.00       8,120,000.00            0.00      38,570.00       38,570.00    0.00       0.00        8,120,000.00
  B1         4,510,000.00       4,510,000.00            0.00      15,751.17       15,751.17    0.00       0.00        4,510,000.00
  B2         4,510,000.00       4,510,000.00            0.00      18,851.80       18,851.80    0.00       0.00        4,510,000.00
  B3         6,020,000.00       6,020,000.00            0.00      31,233.77       31,233.77    0.00       0.00        6,020,000.00
  R                  0.00               0.00            0.00           0.00            0.00    0.00       0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS     601,684,000.00     601,684,000.00    6,183,698.14   1,825,855.87    8,009,554.01    0.00       0.00      595,500,301.86
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
X          601,685,163.00     601,685,163.00            0.00           2.22            2.22    0.00       0.00      596,926,918.93
-----------------------------------------------------------------------------------------------------------------------------------

[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 2 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                         STATEMENT TO CERTIFICATEHOLDERS

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------    ----------------------
                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                         PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------------    ----------------------
                                                                                                                         CURRENT
                             BEGINNING                                                        ENDING                    PASS-THRU
 CLASS       CUSIP           PRINCIPAL        PRINCIPAL      INTEREST        TOTAL           PRINCIPAL       CLASS        RATE
--------------------------------------------------------------------------------------------------------    ----------------------
 AF1       73316PAR1      1,000.00000000     28.54766149    2.15416670    30.70182819       971.45233851      AF1       2.350000%
 AF2       73316PAS9      1,000.00000000      0.00000000    3.11250016     3.11250016     1,000.00000000      AF2       3.735000%
 AF3       73316PAT7      1,000.00000000      0.00000000    3.33333333     3.33333333     1,000.00000000      AF3       4.000000%
 AF4       73316PAU4      1,000.00000000      0.00000000    3.87916667     3.87916667     1,000.00000000      AF4       4.655000%
 AF5       73316PAV2      1,000.00000000      0.00000000    4.56833333     4.56833333     1,000.00000000      AF5       5.482000%
 AF6       73316PAW0      1,000.00000000      0.00000000    3.95583319     3.95583319     1,000.00000000      AF6       4.747000%
 AV1A      73316PAX8      1,000.00000000      9.98613783    2.28250000    12.26863783       990.01386217      AV1A      2.490000%
 AV1B      73316PAY6      1,000.00000000      9.98613797    2.32833333    12.31447130       990.01386203      AV1B      2.540000%
 AV2       73316PAZ3      1,000.00000000     13.45488568    2.29166660    15.74655228       986.54511432      AV2       2.500000%
  M1       73316PBA7      1,000.00000000      0.00000000    4.37916671     4.37916671     1,000.00000000      M1        5.255000%
  M2       73316PBB5      1,000.00000000      0.00000000    4.75000000     4.75000000     1,000.00000000      M2        5.700000%
  M3       73316PBC3      1,000.00000000      0.00000000    4.75000000     4.75000000     1,000.00000000      M3        5.700000%
  M4       73316PBD1      1,000.00000000      0.00000000    4.75000000     4.75000000     1,000.00000000      M4        5.700000%
  B1       73316PBE9      1,000.00000000      0.00000000    3.49249889     3.49249889     1,000.00000000      B1        3.810000%
  B2       73316PBF6      1,000.00000000      0.00000000    4.18000000     4.18000000     1,000.00000000      B2        4.560000%
  B3       73316PBG4      1,000.00000000      0.00000000    5.18833389     5.18833389     1,000.00000000      B3        5.660000%
--------------------------------------------------------------------------------------------------------    ----------------------
TOTALS                    1,000.00000000     10.27731856    3.03457607    13.31189463       989.72268144
--------------------------------------------------------------------------------------------------------    ----------------------
--------------------------------------------------------------------------------------------------------    ----------------------
X          N/A            1,000.00000000      0.00000000    0.00000369     0.00000369       992.09180421      X         0.000004%
--------------------------------------------------------------------------------------------------------    ----------------------

--------------------------------------------------------------------------------
 IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                     Tel: (212) 623-4484 Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------

[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 3 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)                         Funds Allocable to Certificate Principal


                                                              Group I Scheduled Principal                                 412,010.60
                                                              Group I Curtailments                                        141,483.40
                                                              Group I Prepayments                                       2,672,347.02
                                                              Group I Repurchases                                               0.00
                                                              Group I Liquidation Proceeds                                      0.00

                                                              Group II-A Scheduled Principal                              114,870.55
                                                              Group II-A Curtailments                                       9,688.45
                                                              Group II-A Prepayments                                      919,686.71
                                                              Group II-A Repurchases                                            0.00
                                                              Group II-A Liquidation Proceeds                                   0.00

                                                              Group II-B Scheduled Principal                               39,815.75
                                                              Group II-B Curtailments                                       3,647.86
                                                              Group II-B Prepayments                                      444,694.13
                                                              Group II-B Repurchases                                            0.00
                                                              Group II-B Liquidation Proceeds                                   0.00

                                                              Extra Principal Distribution Amount                       1,425,453.67

Sec. 4.03 (a)(ii)                       Interest Distribution Amounts

                                                              Interest Distribution - AF-1                                316,339.38
                                                              Unpaid Interest - AF-1                                            0.00
                                                              Remaining Unpaid Interest - AF-1                                  0.00

                                                              Interest Distribution - AF-2                                100,315.88
                                                              Unpaid Interest - AF-2                                            0.00
                                                              Remaining Unpaid Interest - AF-2                                  0.00

                                                              Interest Distribution - AF-3                                159,000.00
                                                              Unpaid Interest - AF-3                                            0.00
                                                              Remaining Unpaid Interest - AF-3                                  0.00

                                                              Interest Distribution - AF-4                                166,881.75
                                                              Unpaid Interest - AF-4                                            0.00
                                                              Remaining Unpaid Interest - AF-4                                  0.00

                                                              Interest Distribution - AF-5                                103,966.13
                                                              Unpaid Interest - AF-5                                            0.00
                                                              Remaining Unpaid Interest - AF-5                                  0.00

                                                              Interest Distribution - AF-6                                 94,148.83
                                                              Unpaid Interest - AF-6                                            0.00
                                                              Remaining Unpaid Interest - AF-6                                  0.00


[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 4 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

                                                              Interest Distribution - AV-1A                               248,144.27
                                                              Unpaid Interest - AV-1A                                           0.00
                                                              Remaining Unpaid Interest - AV-1A                                 0.00

                                                              Interest Distribution - AV-1B                                63,284.10
                                                              Unpaid Interest - AV-1B                                           0.00
                                                              Remaining Unpaid Interest - AV-1B                                 0.00
                                                              Interest Distribution - AV-2                                108,052.08
                                                              Unpaid Interest - AV-2                                            0.00
                                                              Remaining Unpaid Interest - AV-2                                  0.00

                                                              Interest Distribution - M-1                                 171,269.21
                                                              Unpaid Interest - M-1                                             0.00
                                                              Remaining Unpaid Interest - M-1                                   0.00

                                                              Interest Distribution - M-2                                 151,477.50
                                                              Unpaid Interest - M-2                                             0.00
                                                              Remaining Unpaid Interest - M-2                                   0.00

                                                              Interest Distribution - M-3                                  38,570.00
                                                              Unpaid Interest - M-3                                             0.00
                                                              Remaining Unpaid Interest - M-3                                   0.00

                                                              Interest Distribution - M-4                                  38,570.00
                                                              Unpaid Interest - M-4                                             0.00
                                                              Remaining Unpaid Interest - M-4                                   0.00

                                                              Interest Distribution - B-1                                  15,751.17
                                                              Unpaid Interest - B-1                                             0.00
                                                              Remaining Unpaid Interest - B-1                                   0.00

                                                              Interest Distribution - B-2                                  18,851.80
                                                              Unpaid Interest - B-2                                             0.00
                                                              Remaining Unpaid Interest - B-2                                   0.00

                                                              Interest Distribution - B-3                                  31,233.77
                                                              Unpaid Interest - B-3                                             0.00
                                                              Remaining Unpaid Interest - B-3                                   0.00

                                        Interest Reductions
                                                              Net Prepayment Interest Shortfalls                                0.00
                                                              Relief Act Reductions                                             0.00

                                                              Class AF-1 Interest Reduction                                     0.00
                                                              Class AF-2 Interest Reduction                                     0.00
                                                              Class AF-3 Interest Reduction                                     0.00
                                                              Class AF-5 Interest Reduction                                     0.00
                                                              Class AF-4 Interest Reduction                                     0.00
                                                              Class AF-6 Interest Reduction                                     0.00
                                                              Class AV-1A Interest Reduction                                    0.00


[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 5 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

                                                  Class AV-1B Interest Reduction                                               0.00
                                                  Class AV-2 Interest Reduction                                                0.00
                                                  Class M-1 Interest Reduction                                                 0.00
                                                  Class M-2 Interest Reduction                                                 0.00
                                                  Class M-3 Interest Reduction                                                 0.00
                                                  Class M-4 Interest Reduction                                                 0.00
                                                  Class B-1 Interest Reduction                                                 0.00
                                                  Class B-2 Interest Reduction                                                 0.00
                                                  Class B-3 Interest Reduction                                                 0.00

Sec. 4.03(a)(iii)                       Available Funds Shortfall

                                                  Class AF-1 Available Funds Shortfall                                         0.00
                                                  Class AF-2 Available Funds Shortfall                                         0.00
                                                  Class AF-3 Available Funds Shortfall                                         0.00
                                                  Class AF-4 Available Funds Shortfall                                         0.00
                                                  Class AF-5 Available Funds Shortfall                                         0.00
                                                  Class AF-6 Available Funds Shortfall                                         0.00
                                                  Class AV-1A Available Funds Shortfall                                        0.00
                                                  Class AV-1B Available Funds Shortfall                                        0.00
                                                  Class AV-2 Available Funds Shortfall                                         0.00
                                                  Class M-1 Available Funds Shortfall                                          0.00
                                                  Class M-2 Available Funds Shortfall                                          0.00
                                                  Class M-3 Available Funds Shortfall                                          0.00
                                                  Class M-4 Available Funds Shortfall                                          0.00
                                                  Class B-1 Available Funds Shortfall                                          0.00
                                                  Class B-2 Available Funds Shortfall                                          0.00
                                                  Class B-3 Available Funds Shortfall                                          0.00

Sec. 4.03(a)(v)                         Pool Principal Balances

                                                  Group I Beginning Pool Balance                                     418,637,676.07
                                                  Group I Ending Pool Balance                                        415,411,835.05
                                                  Group II-A Beginning Pool Balance                                  135,896,113.25
                                                  Group II-A Ending Pool Balance                                     134,851,867.54
                                                  Group II-B Beginning Pool Balance                                   47,151,374.08
                                                  Group II-B Ending Pool Balance                                      46,663,216.34
                                                  Total Beginning Pool Balance                                       601,685,163.40
                                                  Total Ending Pool Balance                                          596,926,918.93

Sec. 4.03(a)(vi)                        Servicing Fee

                                                  Group I Servicing Fee                                                  174,432.37
                                                  Group II-A Servicing Fee                                                56,623.38
                                                  Group II-B Servicing Fee                                                19,646.41

Sec. 4.03(a)(viii)                      Delinquency Advances

                                                  Group I Delinquency Advances Included in Current Distribution                0.00
                                                  Group I Recouped Advances Included in Current Distribution                   0.00

[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 6 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

                                                  Group I Recouped Advances From Liquidations                                   0.00
                                                  Group I Aggregate Amount of Advances Outstanding                              0.00

                                                  Group II-A Delinquency Advances Included in Current Distribution              0.00
                                                  Group II-A Recouped Advances Included in Current Distribution                 0.00
                                                  Group II-A Recouped Advances From Liquidations                                0.00
                                                  Group II-A Aggregate Amount of Advances Outstanding                           0.00

                                                  Group II-B Delinquency Advances Included in Current Distribution              0.00
                                                  Group II-B Recouped Advances Included in Current Distribution                 0.00
                                                  Group II-B Recouped Advances From Liquidations                                0.00
                                                  Group II-B Aggregate Amount of Advances Outstanding                           0.00

Section 4.03(a)(ix) A                   Group I,Group II-A, and Group II-B Loans Delinquent

                                        ---------------------------------------------------------------------------------
                                                                             Group 1
                                        ---------------------------------------------------------------------------------
                                         Period                Number        Principal Balance              Percentage
                                        ---------------------------------------------------------------------------------
                                         0-30 days                 66            11,274,499.49                  2.71%
                                        ---------------------------------------------------------------------------------
                                        31-60 days                 10             1,728,673.83                  0.42%
                                        ---------------------------------------------------------------------------------
                                        61-90 days                  0                     0.00                  0.00%
                                        ---------------------------------------------------------------------------------
                                         91+days                    0                     0.00                  0.00%
                                        ---------------------------------------------------------------------------------
                                          Total                    76            13,003,173.32                  3.13%
                                        ---------------------------------------------------------------------------------

                                        ---------------------------------------------------------------------------------
                                                                             Group 2
                                        ---------------------------------------------------------------------------------
                                         Period                Number        Principal Balance              Percentage
                                        ---------------------------------------------------------------------------------
                                         0-30 days                132            17,962,047.79                 13.32%
                                        ---------------------------------------------------------------------------------
                                        31-60 days                  9             1,127,963.55                  0.84%
                                        ---------------------------------------------------------------------------------
                                        61-90 days                  0                     0.00                  0.00%
                                        ---------------------------------------------------------------------------------
                                         91+days                    0                     0.00                  0.00%
                                        ---------------------------------------------------------------------------------
                                          Total                   141            19,090,011.34                 14.16%
                                        ---------------------------------------------------------------------------------


                                        ---------------------------------------------------------------------------------
                                                                             Group 3
                                        ---------------------------------------------------------------------------------
                                         Period                Number        Principal Balance              Percentage
                                        ---------------------------------------------------------------------------------
                                         0-30 days                  8             2,351,558.78                  5.04%
                                        ---------------------------------------------------------------------------------
                                        31-60 days                  2               180,381.14                  0.39%
                                        ---------------------------------------------------------------------------------
                                        61-90 days                  0                     0.00                  0.00%
                                        ---------------------------------------------------------------------------------
                                         91+days                    0                     0.00                  0.00%
                                        ---------------------------------------------------------------------------------
                                          Total                    10             2,531,939.92                  5.43%
                                        ---------------------------------------------------------------------------------

[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 7 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B                     Group I,Group II-A, and Group II-B Loans in Foreclosure

                                                  ------------------------------------------------------
                                                                        Group 1
                                                  ------------------------------------------------------
                                                  Number       Principal Balance              Percentage
                                                  ------------------------------------------------------
                                                       0                   0.00                    0.00%
                                                  ------------------------------------------------------

                                                  ------------------------------------------------------
                                                                        Group 2
                                                  ------------------------------------------------------
                                                  Number       Principal Balance              Percentage
                                                  ------------------------------------------------------
                                                       0                   0.00                    0.00%
                                                  ------------------------------------------------------

                                                  ------------------------------------------------------
                                                                        Group 3
                                                  ------------------------------------------------------
                                                  Number       Principal Balance              Percentage
                                                  ------------------------------------------------------
                                                       0                   0.00                    0.00%
                                                  ------------------------------------------------------

Sec. 4.03(a)(x),(xi)                    Group I,Group II-A, and Group II-B Loans in REO

                                                  ------------------------------------------------------
                                                                        Group 1
                                                  ------------------------------------------------------
                                                  Number       Principal Balance              Percentage
                                                  ------------------------------------------------------
                                                       0                   0.00                    0.00%
                                                  ------------------------------------------------------

                                                  ------------------------------------------------------
                                                                        Group 2
                                                  ------------------------------------------------------
                                                  Number       Principal Balance              Percentage
                                                  ------------------------------------------------------
                                                       0                   0.00                    0.00%
                                                  ------------------------------------------------------

                                                  ------------------------------------------------------
                                                                        Group 3
                                                  ------------------------------------------------------
                                                  Number       Principal Balance              Percentage
                                                  ------------------------------------------------------
                                                       0                   0.00                    0.00%
                                                  ------------------------------------------------------

                                                  Market Value of Group I REO Loans                                             0.00
                                                  Market Value of Group II-A REO Loans                                          0.00
                                                  Market Value of Group II-B REO Loans                                          0.00

Sec. 4.03(a)(xii)                       Aggregate Stated Principal Balance of the Three Largest Loans

                                                  Group I Three Largest Loans                                           1,909,846.49
                                                  Group II-A Three Largest Loans                                        2,013,641.29
                                                  Group II-B Three Largest Loans                                        2,195,386.53

Sec. 4.03(a)(xiii)                      Net WAC Cap Carryover

                                                  Class AF-1 Net WAC Cap Carryover Amounts Due                                  0.00
                                                  Class AF-1 Net WAC Cap Carryover Amounts Paid                                 0.00
                                                  Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                        0.00

                                                  Class AV-1A Net WAC Cap Carryover Amounts Due                                 0.00
                                                  Class AV-1A Net WAC Cap Carryover Amounts Paid                                0.00
                                                  Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                       0.00
                                                  Class AV-1B Net WAC Cap Carryover Amounts Due                                 0.00
                                                  Class AV-1B Net WAC Cap Carryover Amounts Paid                                0.00
                                                  Class AV-1B Net WAC Cap Carryover Remaining Amounts Due                       0.00
                                                  Class AV-2 Net WAC Cap Carryover Amounts Due                                  0.00

[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 8 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

                                                  Class AV-2 Net WAC Cap Carryover Amounts Paid                                 0.00
                                                  Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                        0.00
                                                  Class B-1 Net WAC Cap Carryover Amounts Due                                   0.00
                                                  Class B-1 Net WAC Cap Carryover Amounts Paid                                  0.00
                                                  Class B-1 Net WAC Cap Carryover Remaining Amounts Due                         0.00
                                                  Class B-2 Net WAC Cap Carryover Amounts Due                                   0.00
                                                  Class B-2 Net WAC Cap Carryover Amounts Paid                                  0.00
                                                  Class B-2 Net WAC Cap Carryover Remaining Amounts Due                         0.00
                                                  Class B-3 Net WAC Cap Carryover Amounts Due                                   0.00
                                                  Class B-3 Net WAC Cap Carryover Amounts Paid                                  0.00
                                                  Class B-3 Net WAC Cap Carryover Remaining Amounts Due                         0.00

Sec. 4.03(a)(xiv)                       Aggregate Principal Balance of Balloon Loans
                                        with Original Terms <= 36 Months and 60+ Contractually Past Due

                                                  Group I Aggregate Principal Balance of Balloon Loans                          0.00
                                                  Group II-A Aggregate Principal Balance of Balloon Loans                       0.00
                                                  Group II-B Aggregate Principal Balance of Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii)                Realized Losses

                                                  Group I Current Period Realized Losses                                        0.00
                                                  Group I Cumulative Realized Losses                                            0.00
                                                  Group II-A Current Period Realized Losses                                     0.00
                                                  Group II-A Cumulative Realized Losses                                         0.00
                                                  Group II-B Current Period Realized Losses                                     0.00
                                                  Group II-B Cumulative Realized Losses                                         0.00

Sec. 4.03 (a)(xvi)                      Reserve Fund

                                                  Beginning Balance of Reserve Fund                                             0.00
                                                  Funds Withdrawn From Reserve Fund For Distribution                            2.22
                                                  Funds Deposited to Reserve Fund                                               2.22
                                                  Ending Balance of Reserve Fund                                                0.00

Sec. 4.03 (a)(xvii)                     Number of Loans Repurchased

                                                  Group I Number of Loans Repurchased                                           0.00
                                                  Group II-A Number of Loans Repurchased                                        0.00
                                                  Group II-B Number of Loans Repurchased                                        0.00

Sec. 4.03 (a)(xviii)                    Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                                  Group I Weighted Average Mortgage Rate                                       7.00%
                                                  Group II-A Weighted Average Mortgage Rate                                    7.00%
                                                  Group II-B Weighted Average Mortgage Rate                                    7.02%

Sec. 4.03 (a)(xix)                      Weighted Average Remaining Term of Outstanding Loans

                                                  Group I Weighted Average Remaining Term                                     342.00
                                                  Group II-A Weighted Average Remaining Term                                  358.00
                                                  Group II-B  Weighted Average Remaining Term                                 358.00

[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 9 of 9
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-5

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxi),(xxii),(xxiii)       Overcollateralization Amounts

                                                  Overcollateralization Amount                                          1,426,617.07
                                                  Overcollateralization Target Amount                                  15,342,971.66
                                                  Overcollateralization Release Amount                                          0.00
                                                  Overcollateralization Deficiency Amount                              13,916,354.59

Sec. 4.03 (a)(xxiv)                     Trigger Events
                                                  Has a Trigger Event Occurred and is continuing?                                 NO
                                                  Cumulative Realized Losses as a percentage of the Original Pool Balance      0.00%
                                                  Senior Enhancement Percentage                                               17.13%
                                                  Senior Specified Enhancement Percentage                                     39.10%

Sec. 4.03 (a)(xxv)                      60+ Day Delinquent Loans

                                                  60+ Day Delinquent Loans as a percentage of the current Pool Balance         0.00%

Sec. 4.03 (a)(xxvi)                     Amount of Funds Collected by Trustee under Yield Maintenance Agreement                  0.00

[LOGO]JPMORGAN   COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------